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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
McDonald's Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AccessMCD/mcd2000.com articles (5/5 through 5/22)

HEADLINE (headline appears on home page and links to article below)

McDonald's shareholders are urged to vote their proxies

ARTICLE

One Share or One Thousand Shares—Your Vote Is Important!

        McDonald's Annual Meeting materials—including the Summary Annual Report, Financial Report, Annual Meeting Notice and Proxy Statement, and proxy card—were sent to you in April. Please review the information presented in the Proxy Statement, consider the items to be voted on at our Annual Meeting on May 22, and cast your vote* using one of the following methods:

  •
  Access the Internet voting site indicated on your proxy card.
  •
  Call the toll-free phone number indicated on your proxy card.
  •
  Execute, sign and mail your proxy card in the provided business reply envelope.

  *If you are an employee and wish to vote your shares in the McDonald's Corporation Profit Sharing and Savings Plan differently from your shares held outside the Plan, do not vote by phone or Internet. Refer to the back of your proxy card for additional information and voting instructions.

  If you did not receive a proxy card or need a duplicate please call McDonald's stock transfer agent, EquiServe, at 1-800-621-7825 and select option 3; or for shares held in street name, contact your bank or broker.

        The items to be voted upon this year and the Board's recommendations are noted below.

The Board of Directors recommends a vote FOR proposals 1 and 2:

1.
Election of Directors
The nominees for Director are: Charles H. Bell, James R. Cantalupo, Robert A. Eckert, Enrique Hernandez, Jr., Jeanne P. Jackson, Andrew J. McKenna, Cary D. McMillan, John W. Rogers, Jr. and Roger W. Stone.

2.
Approval of Auditors
The Board is asking shareholders to approve the appointment of Ernst & Young LLP as auditors for 2003.

The Board of Directors recommends a vote AGAINST proposal 3:

3.
Shareholder proposal relating to the review of the Company's animal welfare standards.
McDonald's has a track record of leadership in animal welfare and we report our progress on our website. To ensure that our suppliers meet McDonald's animal welfare objectives, we adopted the McDonald's Animal Welfare Guiding Principles. In addition, we were the first in our industry to initiate and organize a council of preeminent, independent animal welfare experts—the McDonald's Animal Welfare Council—to provide us with their recommendations and counsel. Our commitment, leadership and results are well established, recognized and global. Accordingly, the Board of Directors recommends a vote against this proposal.

Email to Lotus Notes users (5/14)

E-mail Subject Line

Attention McDonald's Shareholders: Don't delay! Cast your vote!

Body of E-mail

Don't delay! Cast your vote!

        Vote your proxy in time for McDonald's Annual Meeting on Thursday, May 22. Please review the information presented in the proxy statement, consider the items to be voted on at the Annual Meeting, and cast your vote* using one of the following methods:

  •
  Access the Internet voting site indicated on your proxy card.
  •
  Call the toll-free phone number indicated on your proxy card.
  •
  Execute, sign and mail your proxy card in the provided business reply envelope.

  *If you are an employee and wish to vote your shares in McDonald's Profit Sharing and Savings Plan differently from your shares held outside the Plan at EquiServe, do not vote by phone or Internet. Refer to the back of your proxy card for additional information and voting instructions.

  If you did not receive a proxy card or need a duplicate, please call McDonald's stock transfer agent, EquiServe, at 1-800-621-7825 and select option 3; or for shares held in street name, contact your bank or broker.

        The items to be voted upon this year and the Board's recommendations are noted below.

The Board of Directors recommends a vote FOR proposals 1 and 2:

1.
Election of Directors
The nominees for Director are: Charles H. Bell, James R. Cantalupo, Robert A. Eckert, Enrique Hernandez, Jr., Jeanne P. Jackson, Andrew J. McKenna, Cary D. McMillan, John W. Rogers, Jr. and Roger W. Stone.

2.
Approval of Auditors
The Board is asking shareholders to approve the appointment of Ernst & Young LLP as auditors for 2003.

The Board of Directors recommends a vote AGAINST proposal 3:

3.
Shareholder proposal relating to the review of the Company's animal welfare standards.
McDonald's has a track record of leadership in animal welfare and we report our progress on our website. To ensure that our suppliers meet McDonald's animal welfare objectives, we adopted the McDonald's Animal Welfare Guiding Principles. In addition, we were the first in our industry to initiate and organize a council of preeminent, independent animal welfare experts—the McDonald's Animal Welfare Council—to provide us with their recommendations and counsel. Our commitment, leadership and results are well established, recognized and global. Accordingly, the Board of Directors recommends a vote against this proposal.

Date:	May 6, 2003
To:	Michelle Alexander, New Zealand	Jean Gomez, France
	Nonoy Amoranto, Philippines	Jane Lau, Hong Kong
	Irene Lim, Singapore	Guenter Friederich, Germany
	Pedro Bejar, Spain	Matthew Howe, United Kingdom
	Douglas Tseng, Taiwan	Eliane Sierro, Switzerland
	Lydia Von Dongen, Netherlands	Kristine Tait, Canada
	Steve Jermyn, Australia	Akihiko Arai, Japan
From:	Patty Paul, Investor Relations, 300
Re: VOTING OF SHARES HELD IN EMPLOYEE BENEFIT PLANS

        The proxy season is upon us, and we are asking for your help to secure the vote. Over the years, the various benefit plans for McDonald's and its subsidiaries have continued to purchase shares and, in total, that ownership has become substantial. It is important that we get into the practice of voting these shares all over the world. The purpose of this memo is threefold:

  1.
  To encourage you to remind your employees to vote the shares that they own as a result of stock options, bonuses and stock purchases;

  2.
  To ensure that you vote the shares held by your company or employee benefit plans. In some cases, you may have to contact the bank or broker who is holding the shares for the benefit plans to direct the voting.

  3.
  To enlist your support of the Board's voting recommendations.

        Around April 10, shareholders were sent McDonald's summary annual report, financial report and proxy statement (all of which also are available on our website at http://www.investor.mcdonalds.com), as well as a voting card.

        We would appreciate you using whatever communications tools are available to you (i.e., voicemail, e-mail or Intranet) to encourage your employees to vote as soon as possible. Shareholders should refer to their proxy voting card for instructions on voting shares by phone, fax, mail or via the Internet. For your convenience, I have enclosed a script you can use to encourage employees to vote.

        If you have any questions or concerns, please contact Lynn Camp at lynn.camp@mcd.com or 630-623-8432. Thank you for your assistance on this annual matter.

cc:	Lynn Camp, Investor Relations, 300 Mary Healy, Investor Relations, 300 Matt Paull, Management, 010

Sample article or e-mail:

HEADLINE or SUBJECT LINE

McDonald's shareholders are urged to vote their proxies

One Share or One Thousand Shares—Your Vote Is Important!

        McDonald's Annual Meeting materials—including the 2002 Summary Annual Report, 2002 Financial Report, 2003 Annual Meeting Notice and Proxy Statement, and proxy card—were sent to you in April. Please review the information presented in the Proxy Statement, consider the items to be voted on at McDonald's Annual Meeting on May 22, and cast your vote using one of the following methods:

  •
  Access the Internet voting site indicated on your proxy card.

  •
  Call the phone number indicated on your proxy card.

  •
  Execute, sign and mail your proxy card in the provided business reply envelope.

        Your Board recommends a vote FOR all nominees for Director, FOR the approval of auditors and AGAINST the shareholder proposal related to the review of animal welfare standards.

        Don't forget—one share or one thousand, your vote is important!

Sample voicemail:

        This message is for McDonald's employee shareholders.

        By now you should each have received McDonald's summary annual report, financial report and proxy materials. Important issues will be voted upon at this year's Annual Meeting, so please read the materials, consider the issues, and exercise your right to vote.

        Your Board recommends a vote FOR all nominees for Director, FOR the approval of auditors and AGAINST the shareholder proposal related to the review of animal welfare standards.

        Don't forget—one share or one thousand, your vote is important!

QuickLinks

One Share or One Thousand Shares—Your Vote Is Important!